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Exhibit 10.3

                                        LEASE

THIS LEASE (this "Lease") is entered into as of this 14th day of September, 1996 between DAVID A. EDELSTEIN and NANCY JO EDELSTEIN, husband and wife ("Landlord") and The Cobalt Group, Inc. ("Tenant") (collectively, the "Parties").

                                      AGREEMENT


1.   EXHIBITS AND DEFINITIONS

     1.1 DEFINITIONS. The following terms used in this Lease shall have the definitions as set forth below; other terms are defined throughout the Lease.

          "BUILDING": The building and all other improvements located on the Property, as they currently exist or as they may be renovated by Tenant pursuant to this Lease.

          "COMMENCEMENT DATE": The Commencement Date shall be November 1, 1996, however, Tenant may occupy the Premises as of September 15, 1996.

          "COMMON AREAS": Landlord shall make available (or cause to be made available) throughout the Lease Term such common areas (including, but not limited to, parking areas, exits, entrances, driveways, truckways, delivery passages, truck-loading areas, access and egress roads, parcel pickup stations, retaining walls, sidewalks, walkways, footbridges, landscaped and planted areas and public restrooms) for the common use and benefit of the tenants of the Property, their employees, agents, customers and other invitees. Landlord shall (or shall cause the same to be done) operate, manage, equip, light, repair, replace and maintain the common areas for their intended purposes in such manner as is consistent with the operation and maintenance of a first-class or well maintained office building similar in nature to and within the same metropolitan area as the Property.
          [Insert 6.1.1.]

          "HAZARDOUS SUBSTANCES": Any hazardous, toxic, or dangerous substance, waste, or other product, substance, or material that is now or hereafter considered to be potentially injurious to the public health, or to the


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          environment or which is or becomes regulated under any federal, state, or local statute, rule, regulation or ordinance now or hereafter in effect pertaining to environmental protection, environmental contamination or cleanup, or to the protection of human or animal health or safety.

          "INTEREST": Interest means interest at the rate equal to twelve percent (12%) per annum.

          "LEASE YEAR": The first Lease Year means the period beginning on the Commencement Date and terminated on the last day of the twelfth (12th) full calendar month after the Commencement Date. Each subsequent Lease Year means each (12) month period during the Term following the first Lease Year. If the first Lease Year has more than 365 days as a result of the application of this Section, any prorations for the first Lease Year shall be based on the actual number of days in that first Lease Year.

          "PREMISES": Shall mean the space commonly known as 11,536 rentable square feet on the third floor of the building as indicated by Exhibit B attachment, for the sole purpose of identification, together with all appurtenant rights and easements, and the non-exclusive right and easement to use all the Common Areas of the Property for their intended purposes including, without limitation, access, ingress, and egress.

          "PROPERTY": The real property commonly known as 2030 First Avenue, Seattle, Washington, and legally described on Exhibit A hereto, together with all easements, licenses, and other rights appurtenant thereto. Unless otherwise specifically stated, all references to the Property shall include the Premises and the building.

          "TAXES": All taxes or impositions of any kind levied with respect to the Property or the use and occupation thereof, including without limitation: service payments levied or assessed wholly or partly in lieu of taxes; annual or periodic license, permit, inspection, or use fees; excises, transit charges, housing fund assessments, assessments, levies, fees, or charges; and all extraordinary, unforeseen as well as foreseen, of any kind, that are levied, assessed, charges, confirmed, or imposed by any public, quasi-public, or private authority upon the property, its operation, the rent payable under this Lease, the land upon which the property is situated, or the personal property contained thereupon (but excluding state and federal, personal or corporate income taxes measured by the net income of Landlord from all sources, and franchise, inheritance, and estate taxes of Landlord).


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          "TERMINATION DATE":  The Termination Date of the initial Lease Term means October 31, 2000.

          "UTILITIES": Water, sewer, garbage, heat, air conditioning, and electricity furnished to Tenant and/or other occupants of the Building, in the manner and subject to the qualifications set forth in
          Section 12.

          "UTILITIES EXPENSES": All expenses related to the provision of Utilities to the various occupants of the Building.

     1.2. EXHIBITS. The following exhibits are attached hereto and are made a part of this Lease.

               Exhibit A - Legal Description of Property
               Exhibit B - Site Plan of the Premises
               Exhibit C - Amendment to Lease
               Exhibit D - Second Floor Site Plan

2.   DEMISE AND TERM

     2.1. PREMISES AND DEMISE. Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, subject to the terms and conditions of this Lease.

     2.2. TERM. This Lease shall be for four (4) years commencing on the Commencement Date and terminating at 11:59 p.m. on the Termination Date (the "Term"). If Tenant shall hold over with Landlord's written consent following the expiration of the term, such holding over shall be on a month-to-month tenancy under the terms of this Lease, terminable by either party upon thirty (30) days written notice to the other.

     2.3. SURRENDER OF PREMISES Upon termination of this Lease, Tenant shall surrender possession of the Premises to Landlord free of debris, broom clean, and in good condition, as modified by any repairs, alterations or improvements (excluding trade fixtures) made by Tenant in accordance with this Lease, and subject to gradual and ordinary wear and tear. Ordinary wear and tear shall not include any damage or deterioration caused by Tenant's failure to perform or observe any covenant or other provision of this Lease.

     2.4. SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the


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          option of Landlord, terminate all or any existing subleases or subtenancies, or may at the option of Landlord, operate as an assignment to it of any such subtenancies.

     2.5 OPTION TO RENEW. Providing Tenant has not materially defaulted on this Lease during the initial four (4) year Lease Term, Tenant shall have one (1) five (5) year option(s) to renew the Lease at the then existing fair market rents. The option shall be exercised by Tenant, if at all, in writing at least two hundred forty (240) days prior to the end of the initial Lease Term. [Insert 2.6, 2.7, 2.8]

3.   RENT

     3.1. MINIMUM RENT. Tenant agrees to pay Landlord Minimum Rent in the amounts set out in the schedule below. No deduction or offset of any kind is allowed except for prepaid rent as set out in the schedule below. Landlord acknowledges receipt of $7,000.00 in prepaid rent from Tenant, to be applied to the first month of the Lease Term.

                  BASE RENT DUE PER RENTABLE SQUARE FOOT PER YEAR

                    Years 1 - 4              $14.00

     3.2. PAYMENT. All rent due under this Lease shall be payable in advance at the Landlord's address for notice purposes set forth below, on the first business day of each month throughout the Term of this Lease. Tenant shall pay the first installment of Minimum Rent and last month's rent upon signing of the Lease. If any monthly installment of Minimum Rent is not received on or before the tenth (10th) day of the month for which such payment is due, Tenant agrees to pay Landlord a late charge in the sum of two percent (2%) of the amount of such installment. In addition, all sums past due from Tenant shall bear interest at one (1%) per month or any fraction thereof. If any check given to Landlord by Tenant shall be dishonored by the bank upon which it is drawn, Landlord, at its option, may require all future payments of Rent to be made only by cashier's check.

     3.3. PRORATION. All Minimum Rent and Additional Rent shall be prorated for any partial calendar month at the beginning or end of the Term.

4.   UTILITIES, TAXES, AND INSURANCE


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     Landlord shall pay before delinquent all Utilities Expenses, Taxes, and the cost of any insurance to be carried hereunder and which are Landlord's responsibility per paragraph 12.

5.   TITLE, AUTHORITY, AND QUIET ENJOYMENT

     5.1. TITLE AND AUTHORITY. Landlord warrants to Tenant that Landlord has the right to lease the Premises to Tenant. Tenant warrants to Landlord that Tenant has all requisite right, power, and authority to enter into this Lease and to perform its obligations hereunder. Each party shall provide the other party with reasonably satisfactory evidence of its authority to enter into this Lease upon request.

     5.2. QUIET ENJOYMENT. Landlord covenants to Tenant that, so long as Tenant is not in default under this Lease beyond any applicable cure period, Tenant shall have quiet enjoyment of the Premises and all of the rights granted hereunder without interference by Landlord, anyone acting by, through or under Landlord, or anyone having title or any lien or interest paramount to Landlord. Landlord may enter the Premises or the Building, and the same shall not be a breach of this covenant of quiet enjoyment if done upon forty-eight (48) hours prior written notice to Tenant (except in the event of emergency, in which case no notice is required) for the purpose of:

          5.2.1.    curing a default by Tenant; or

          5.2.2. showing the Premises to any prospective purchaser, lessee, or mortgagee; or

          5.2.3. posting reasonable signs indicating the Landlord is not responsible for the cost of work done thereupon, or that the Premises is for sale or lease; or

          5.2.4.    to inspect the Premises; or

          5.2.5 in the event of an emergency, to enter the Premises without notice to perform any duty of Tenant, whether or not Tenant's failure to have performed by the time of Landlord's entry then constitutes a default, if done to prevent injury to persons or loss of property or life; or

          5.2.6. to perform any act necessary to remediate any contamination of the Property by Hazardous Substances; or


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          5.2.7.    to exercise any other right of Landlord under this Lease.

     5.3. RIGHTS IN OTHERS. Landlord reserves the right to grant public utility easements and other rights on, over, and under the Property without any abatement in rent, provided that such rights do not materially interfere with Tenant's business on the Premises. Tenant agrees to sign any documents reasonably requested by Landlord in regard to the grant of any such easement rights, dedication, map, or restrictions. No grant of any such interest shall be a violation of Landlord's covenant of quiet enjoyments. [Insert 5.4]

6.   ACCEPTANCE OF PREMISES

     6.1. PHYSICAL DEFECTS; USE RESTRICTIONS. Tenant warrants that it has fully investigated the physical characteristics of the Premises and any legal, physical, or other limitations relating to the Premises, and except as noted in Section 8, is fully satisfied that there are no physical defects in the Premises, and that there are no restrictions (including, without limitation, zoning, building, fire, or health code regulations) that could unfavorably limit Tenant's use of the Premises. Tenant waives any right to terminate this Lease or to enforce nay other remedy against Landlord with respect to use the Premises for any given purpose, whether due to current or future legal restrictions on the use of the premises, or any other reason whatsoever, whether known or unknown, and whether existing now or in the future.
          [Insert 6.2]

7.   HAZARDOUS SUBSTANCES

     7.1. LANDLORD'S ACCESS. At its option, Landlord shall have access to the Premises as set forth in Section 5.2.6., as may be required to carry out any remediation, testing, or inspection of the Premises in any way connected with or required with respect to the detection, analysis, remediation, or other activity related to the presence or possible presence of Hazardous Substances on the Premises or the Property. Landlord shall use all reasonable measures to minimize the disturbance to Tenant in connection with such entry. If any of the foregoing actions is required because of a default of Tenant with respect to any of its obligations set forth in this Lease, whether actual, threatened, or imminent, Tenant shall pay Landlord's actual reasonable expenses required to plan, supervise, and carry out any required cure or remedy of such contamination, including reasonable attorney fees.


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     7.2. INDEMNIFICATION OF TENANT.  Landlord shall protect, indemnify, defend, and hold Tenant harmless from and against any claims, demands, penalties, fees, liens, damages, losses, expenses or liabilities (including the costs of clean-up and reasonable professional fees, including fees of Tenant's counsel), incurred by Tenant as a result of any contamination of the Premises by Hazardous Substances to the extent caused by Landlord, its agents, employees or contractors, whether negligent or otherwise and whether occurring before or after the Commencement Date. Except as provided in the preceding sentence, Landlord shall not be responsible for any cost or expense of Tenant arising from any contamination of the Premises by Hazardous Substances arising from or in any way connected to any act or omission of Tenant or any party other than Landlord, whether negligent or otherwise. The indemnity and other duties provided for in this Section shall survive the expiration or sooner termination of this Lease.

     7.3. INDEMNIFICATION OF LANDLORD. Tenant will hold harmless, protect, indemnify and defend Landlord from and against any claims, demands, penalties, fees, liens, damages, losses, expenses or liabilities (including the costs of clean-up and reasonable professional fees, including fees of Landlord's counsel) incurred by Landlord as a result of the presence of any Hazardous Substance on the Property to the extent caused by Tenant, whether negligent or otherwise, and whether occurring before or after the Commencement Date. Except as provided in the preceding sentence, Tenant shall not be responsible for any cost or expense of Landlord arising from any contamination of the Premises by Hazardous Substances arising from or in any way connect to any act or omission of Landlord or any party other than Tenant, whether negligent or otherwise. The indemnity and other duties provided for in this Section shall survive the expiration or sooner termination of this Lease, and shall apply notwithstanding any approval, knowledge, acquiescence, or notice of Landlord of any activity of the Tenant on the Property.

     7.4. TENANT'S RESPONSIBILITIES.

          7.4.1. CONFORM WITH LAWS. Tenant shall not create, use or keep in, on or around the Property any Hazardous Substance except such as is used or sold by Tenant in the ordinary course of its business and then only in accordance with all applicable laws, rules, regulations and ordinances covering the transportation, storage, sale, use and disposal of any such products. Without limiting the generality of the foregoing, Tenant shall use and keep all solvents, petroleum, and petroleum-based products used by it on the Property in conformity with all applicable laws, rules, regulations and ordinances relating to


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          the transportation, storage, sale, use and disposal of any such products, and in conformity with any Hazardous Substance management program and/or then-current industry practices related thereto.

          7.4.2. DUTY TO INFORM LANDLORD. If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from the same, has come to be located in, on, under, or about the Premises other than as previously consented to by Landlord, Tenant shall immediately give written notice of such fact to Landlord. Tenant shall also immediately give Landlord a copy of any statement, report, notice, registration application, permit, business plan, license, claim action, or proceeding given to, or received from, any governmental authority or private part, or persons entering or occupying the Premises concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance, or contamination in, or on, or about the Property.

     7.5. SURRENDER PROPERTY FREE OF CONTAMINATION. Tenant shall, at its sole cost, cause any Hazardous Waste contamination of the Premises to the extent caused solely by any act or omission of Tenant to be fully remedied to the satisfaction of all governmental entities having jurisdiction over the Property by the Termination Date.

8.   TENANT IMPROVEMENTS

          Landlord shall have no duty to make any improvements to the Premises the exception being the following:

          1.)  Landlord shall pressure wash the exterior of the Building.
          2.) Landlord shall repair all exterior window and roof water leaks and any damage as a result of.

     All improvements shall be completed by Landlord prior to the Commencement Date of the Lease.

9.   TRADE FIXTURES AND PERSONAL PROPERTY

          Any trade fixtures, equipment and other personal property installed in or attached to the Premises by and at the expense of Tenant shall remain the property of Tenant, except in any case where Tenant is the lessee of any trade fixtures, equipment or other property, in which case the lessor of such property shall retain title. Landlord agrees that Tenant shall have the right to remove any


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          and all of its trade fixtures, equipment and other personal property which it may have stored, attached to, or installed in the Premises; provided, however, that Tenant will repair all damage to the Premises occasioned by such removal to Landlord's reasonable satisfaction prior to the expiration or sooner termination of this Lease.

10.       USE

               Tenant shall use the Premises only for administrative office purposes for Tenant's business, and for storage incidental thereto, and for no other purpose. Tenant shall not use the Premises in any way that constitutes a nuisance or violates any law, ordinance, or regulation of any governmental entity having jurisdiction over the property or causes any damage to any property.

11.     PERSONAL PROPERTY TAXES; LICENSE FEES

               Tenant shall pay prior to delinquency all personal property taxes assessed during the term of this Lease upon Tenant's fixtures, furnishings, equipment and stock in trade or upon any other personal property of Tenant situated in or upon the Premises. Tenant shall also pay all fees or charges related to any permit, approval, or license required to operate Tenant's business upon the Premises. Tenant shall indemnify and hold Landlord harmless from any lien against Landlord's interest in the Property arising from such taxes and shall immediately cause the same to be satisfied and removed of record.

12.  UTILITIES

     12.1. SERVICES INCLUDED. Landlord shall furnish Tenant the following Utilities of the quality and quantity customarily supplied in similar office buildings and retail locations located in Seattle, Washington, all at Landlord's expense.

               12.1.1.    Water for drinking and office cleaning purposes.

               12.1.2. Garbage collection and sewer services for ordinary office and retail waste.

               12.1.3.   HVAC services.
               12.1.4.   Janitorial services


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     12.2.     Landlord shall be obligated to provide the foregoing services only on normal business days, excluding Sundays and U.S. national holidays.

     12.3. Landlord does not warrant that the Utilities will be free from interruption, but Landlord shall take all reasonable steps to restore any interrupted utilities and services. Interruption of utilities or services shall not be deemed an eviction or excuse performance of any of Tenant's obligations under this Lease or render Landlord liable for damages, unless caused by Landlord's active negligence or willful misconduct. [Insert 12.3.]

     12.4.     DEFINITIONS.  In Addition to the Minimum Rent provided in Section
               3.1 of this Lease, Tenant shall pay to Landlord Tenant's Pro Rata Share of increases in operating costs and taxes under this
               Section 12.4.1 as Additional Rent. The Tenant's Pro Rata Share shall be determined using a numerator equal to the rentable square footage then currently leased by Tenant and a denominator equal to the total rentable square footage for the Building, which is equal to 33,037 square feet. The following definitions shall apply to the calculation of Additional Rent.

               12.4.1.   "Operating Costs" shall mean:

                    12.4.1.1. All "Real Property Taxes" which shall mean that
               portion of all real and personal property taxes, assessments and charges levied upon or with respect to the Property. Real Property Taxes shall include, without limitation, taxes on Tenant improvements which are paid for by Landlord and not reimbursed by Tenants but not taxes on personal property of Tenants; all general real property taxes, charges, and general and special assessments, for transit, housing, police, fire and other governmental services or purported benefits to the Property, and service payments in lieu of taxes; and shall also include any other tax, fee or excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Property Taxes. Real Property Taxes shall not include local, state or federal income, franchise, or transfer taxes of Landlord unless, due to a change in the method of taxation, any such tax is levied or assessed against Landlord as a substitute for, in whole or part, any other tax that would otherwise constitute a Real Property Tax. Real Property Taxes shall not include interest or penalties assessed due to the late payment of taxes or assessments by Landlord. All assessments shall be paid in the maximum permissible number of installments. If at any time during the Lease Term, any governmental authority levies or assesses against Landlord any tax, fee or excise on (i) rents payable under any lease of space or accruing from the use of space in the Property, (ii) the


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               business of renting space in the Property, (iii) the act of entering into this Lease or any other lease of space in the Property, (iv) the use or occupancy by Tenants of any space in the Property, such tax, fee or excise shall constitute a Real Property Tax. Real Property Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Property Taxes.

                    12.4.1.2. All other expenses paid or incurred by Landlord for obtaining services and products for maintaining, operating and repairing the Property and the personal property used in conjunction therewith, including without limitation, the costs of refuse collection, water, sewer and other utilities services, electricity, gas and other similar energy sources, supplies, janitorial and cleaning services, window washing, landscape maintenance, services of independent contractors, compensation (including employment taxes and fringe benefits) off all persons who perform duties in connection with the operation, maintenance and repair of the Property, and its insurance premiums, licenses, permits, and inspection fees, market rate management fees, legal and accounting expenses and any other expenses or charges whether or not herein above described, which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating, or repairing the Property. For any costs applicable to properties other than the Property, only the portion allocable to the Property shall be an Operating Cost.

               The following shall not be considered Operating Costs:

          a. Costs incurred in connection with the initial construction or design of the Property or to repair, change, improve, replace or correct defects in the original construction or design of the Property, ordinary wear and tear excepted.

          b. Costs that are actually reimbursed to Landlord (other than through pro-rated absorption of such costs by substantially all of the Tenants in the Property), including reimbursements through insurance or warrants.

          c. Landlord's administrative and overhead expenses not incurred directly in maintaining the common areas of the Property.

          d. Costs incurred as a result of Landlord's negligence or breach of any legal obligation (including any obligation of Landlord under any lease of space in the Property).


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          e.   Costs, including (without limitation) any professional fees, commissions, remodeling costs or court costs, incurred in connection with the enforcement of leases with other Tenants of the Property, or obtaining or retaining Tenants for the Property.

          f. Amounts paid to persons or entities related to Landlord in excess of the fair market value of services or materials provided in exchange therefor.

          g. Costs of achieving compliance with any environmental or other law or regulation applicable to the Property.

          h. Amounts payable under or in connection with Landlord's mortgage, deed of trust, ground lease or other financing or refinancing arrangements.

          i. Depreciation of or reserves for replacement of any of Landlord's assets.

          j. Costs incurred in advertising or promoting the Property for any purpose, including (without limitation) sale of the Property.

          k. Costs, fines or penalties incurred due to violation by Landlord of any applicable law.

          l. Wages, salaries or other compensation or costs incurred to (a) any executive employees or agents of Landlord for the purpose of managing Landlord's interest in the Property or (b) any persons employed in commercial concessions operated by Landlord.

          m. Costs of traveling to and attending any off-site management meetings of professional property management for promotional associations or groups.

          n. Capital costs, except for capital costs incurred for capital repairs and replacements in the Property amortized over their useful life. Capital costs incurred for renovation or expansion of the Property shall not be Operating Costs.

                    12.4.2 "Lease Year" shall mean the twelve-month period commencing January 1 and ending December 31.

                    12.4.3 "Actual Operating Costs" means the actual expenses paid or incurred by Landlord for Operating Costs for any Lease Year of the term hereof.


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                    12.4.4    "Actual Operating Costs Allocable to the Premises"
          means the Tenant's Pro Rata Share of the Actual Operating Costs determined by multiplying Tenant's Pro Rata Share by the Actual Operating Costs.

                    12.4.5 "Estimated Operating Costs Allocable to the Premises" means Landlord's estimate of Actual Operating Costs Allocable to the Premises for the following Lease Year to be given by Landlord to Tenant pursuant to Section 12.5.1 below.

                    12.4.6    "Base Service Year" shall mean the calendar year
                              1997.

12.5      ADDITIONAL CHARGES FOR ESTIMATED INCREASES IN OPERATING COSTS.

                    12.5.1 At the beginning of each Lease Year after the Base Service Year, during the term hereof, Landlord shall furnish Tenant a written statement of the Estimated Operating Costs Allocable to the Premises for such Lease Year, and a calculation of the Additional Charges payable hereunder as follows: One-twelfth (1/12) of the amount, if any, by which such amount exceeds the Actual Operating Costs Allocable to the Premises for the Base Service Year shall be Additional Charges payable by Tenant for each month during such Lease Year.

                    12.5.2 Within ninety (90) days after the close of each Lease Year during the term hereof for which an estimated statement was delivered to Tenant pursuant to Section 12.5.1 above, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth in reasonable detail the Actual Operating Costs for the preceding Lease Year or such prorated portion thereof if this Lease commences or terminates on a day other than the first or last day of a Lease Year (based on a 365-day Lease Year). If Tenant's Pro Rata Share of such costs for any Lease Year exceed Estimated Operating Costs Allocable to the Premises paid by Tenant to Landlord pursuant to Section 12.5.1, Tenant shall pay the amount of such excess to Landlord as Additional Charges within thirty (30) days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to Section 12.5.1, then the amount of such overpayment by Tenant shall be credited by Landlord to the next Minimum Rent payable by Tenant or, if the Lease has terminated, paid to Tenant within thirty (30) days after such termination.

                    12.5.3 RIGHT TO REVIEW BOOKS. Landlord or its agent shall keep records in reasonable detail, sufficient to conduct an audit, showing all expenditures made for the items enumerated above, which records shall be available for inspection by Tenant at any reasonable time upon twenty-four (24) hours prior notice for a period of up to six (6) months after expiration of the Lease Year remains. Tenant shall be entitled to audit and copy these records within such six-month period in the office of Landlord. In the event that the audit discloses that Tenant has been overcharged for such expenses, Landlord shall immediately pay Tenant the amount of such overpayment. Similarly, Tenant shall immediately pay any underpayment to Landlord. If the overpayment of any such charge exceeds 3% of Tenant's Pro Rata Share of such charge for the subject fiscal or calendar year, Landlord shall be liable for the cost of such audit.

                    12.5.4 BASE RENT. Notwithstanding anything to the contrary in this Section 12.5.4, Additional Charges may decrease throughout the term of this Lease, but the Minimum Rent payable by Tenant shall in no event be less than the Minimum Rent specified in
          Section 3.1. of this Lease.



                    12.5.5 PERSONAL PROPERTY TAXES. Tenant shall pay, prior to delinquency, all Personal Property Taxes payable with respect to all personal property of Tenant located on the Premises or the Property and promptly, upon request of Landlord, shall provide written proof of such payment.

13.  MAINTENANCE AND REPAIR

     13.1. TENANT'S DUTIES. Tenant shall repair and maintain the Premises and any mechanical or electrical equipment located therein and solely or primarily serving the Premises in good condition and repair. Tenant shall also do anything required to put or maintain the Premises, and any mechanical or electrical equipment located thereon and solely or primarily serving the Premises, in compliance with any laws, ordinances, rules, directives, or requirements of any governmental entity having jurisdiction over the Property, whether existing now or in the future.

     13.2. LANDLORD'S DUTIES. Landlord shall keep in good order, condition and repair the foundations, exterior walls (excluding the interior of all walls and any exterior or interior of any windows, doors, plate glass and display windows), and the Common Areas of the Premises and the Building, except for the following, for which Tenant shall bear the sole cost and responsibility for repairing (i) any damage to the foregoing caused by an act, negligence or omission of Tenant or Tenant's employees, agents, contractors or customers; and (ii) any structural or other alterations or improvements required by any governmental agency by reason of Tenant's use and occupancy of the Premises.

14.  ALTERATIONS

     14.1. RIGHT TO MAKE APPROVED ALTERATIONS. Tenant, at its sole cost and expense, may make such repairs, alterations, improvements, constructions, fabrication, or installations to the interior of the Premises (the "Tenant Alterations") as Tenant deems desirable; provided, that if the costs of any Tenant Alterations made during the Term exceeds the cumulative total of Five Thousand Dollars ($5,000.00), Tenant must first provide Landlord with final plans and specifications for the Tenant Alterations, and must thereafter obtain Landlord's written approval of the Tenant Alterations prior to undertaking any demolition, construction, or other activity relating to the same, such consent not to be unreasonably withheld or delayed. Landlord may, in its sole discretion, withhold approval for any Tenant Alterations unless Tenant agrees to remove such Tenant Alterations at the expiration or sooner termination of the Lease, and to restore the Premises to a similar or better condition as of the date of approval for the proposed Tenant Alterations is requested.


     14.2. COMPLIANCE WITH LAWS; WORKMANLIKE MANNER. Tenant shall comply with any applicable laws, ordinances, rules, or regulations of any governmental entity having jurisdiction over the Premises relating to the design and accomplishment of the Tenant Alterations. Tenant shall perform all Tenant Alterations in a good workmanlike manner. Tenant shall obtain all permits and approvals required for any aspect of any Tenant Alteration, and shall provide Landlord with copies of all such permits and approvals prior to commencing any activity on the Premises related to the Tenant Alterations.

     14.3 LIENS. Tenant shall not permit any liens to be filed against the Property for materials delivered to the Premises or for labor or other services performed on or with respect to the Premises at the request of Tenant, or in any way arising from or related thereto. Even if not previously required, and without waiving any violation of this Section, Landlord may require that Tenant post a bond against any lien filed against the Property in favor of Landlord, the amount, form, and issuer of which shall be acceptable to Landlord in it reasonable, discretion exercised in good faith.

15.  DISABILITY LAWS

     15.1. ACCESSIBILITY LAW. "Accessibility Law" means any local, State, or federal law, regulation, ordinance, resolution, order, or directive relating to access, use, or enjoyment of the Premises by, or employment thereupon, handicapped persons, or to the removal of any tangible or intangible barrier or impediment to access, use, or enjoyment of the Premises by handicapped persons, including, but not limited to the Americans with Disabilities Act.

     15.2. NEGATIVE COVENANTS. Notwithstanding anything in this Lease to the contrary, Tenant shall make no Tenant Alteration that violates any provision of any Accessibility Law. Tenant shall not adopt or otherwise allow to exist any policy or practice related to its use or occupancy of the Premises or the conduct of its activities thereon that violates any Accessibility Law.

     15.3. COLLATERAL CHANGES. Tenant shall reimburse Landlord upon demand for any cost or expense required to alter any portion of the Property to comply with any Disability law as a result of any Tenant Alteration.

     15.4. LANDLORD'S APPROVAL OF TENANT ALTERATIONS. Notwithstanding any contrary provision of Section 14, Landlord shall have no obligation to approve any Tenant Alteration if Landlord, in its sole discretion exercised in good faith, determines that such Tenant Alteration would obligate Landlord to make alterations of or additions at its cost in the manner provided for other Tenant Alterations.

     15.5. INDEMNITY. If any claim is asserted against Landlord under any Accessibility Law relating directly to any violation by Tenant of any of the provisions of this Section 15, Tenant shall defend, indemnify and hold Landlord harmless from and against any claims, charges, liabilities, obligations, penalties, damages, judgments, costs and expenses (including attorney's fees) arising directly from such violation.

     15.6. NO COVENANTS, REPRESENTATIONS, OR WARRANTIES. Landlord has made no covenant, representation, or warranty regarding the compliance or extend of noncompliance of any portion of the Property with any Accessibility Law and hereby disclaims nay implied warranties with respect thereto, including any implied warranty of habitability or fitness for a particular purpose. No approval by Landlord of any plans or specifications for any Tenant Alterations, or failure to disapprove any such plans, specifications, or Tenant Alterations shall constitute a representation or warranty by Landlord, whether express or implied, that such plans will comply with any Accessibility Law.

By initialing below, Tenant hereby agrees that the provisions of subsection
15.5. were explicitly negotiated.


Tenant ______________________

16.  TENANT'S SIGNS

               Tenant may, at its own expense, maintain a door plaque or other sign identifying the Premises; provided, that Tenant first obtains Landlord's approval of the design and proposed manner of installation thereof which approval shall not be unreasonably withheld or delayed. At the termination of this Lease, all signs, symbols and advertising matter attached to the Premises, whether the exterior or interior thereof, shall be removed by Tenant at its own expense, and any damage or injury to the Premises caused thereby shall be repaired by Tenant at its sole cost. Tenant shall maintain no other signs on the Premises in any manner that would be visible from outside the Premises unless it has the express written consent of Landlord. Tenant shall also have the right to signage on the Building's south wall, similar in size to the existing signage currently in place. The design of this sign must be approved by Landlord, which approval shall not be unreasonably withheld or delayed. At Tenant's option throughout the Term, Tenant shall have the right to place exterior signage on the south wall of the Building, comparable to what exists at the date of Lease execution.

17.  HOLD HARMLESS; DEFENSE FROM CLAIMS

               Tenant agrees to hold harmless, protect, indemnify and defend Landlord from all demands, claims, causes of action or judgments, and all reasonable expenses incurred in investigating and defending the same (including reasonable attorneys' fees and costs) for injury to person or damage to property occurring on the Premises during the Term or arising out of Tenant's use of the Premises or the Property, except if caused by the gross negligence or willful misconduct of Landlord, in which case Landlord shall hold harmless, protect, indemnify and defend Tenant therefrom including reasonable attorney's fee and costs. Landlord need not have first paid any such claim in order to be so indemnified. Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under Tenant. Tenant shall defend and indemnify Landlord from any liability, damages, or costs (including reasonable attorneys' fees) arising from such action.

18.  INSURANCE

     18.1. ALL RISK INSURANCE. Commencing upon the date hereof, and continuously during the entire term of this Lease, Landlord shall keep in full force and effect a policy or policies of insurance covering the Property, with the broadest available "all-risk" coverage (including flood, boiler, and machinery insurance). The casualty insurance shall be in an amount equal to the full replacement cost of the Property. The policy shall not contain any intra-insured exclusions as between insured persons or organizations. The policy shall also insure against costs related to the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Property required to be demolished or removed by reasons of the enforcement of any building, zoning, safety, or land use laws as a result of a covered cause of loss.

     18.2. RENTAL VALUE INSURANCE. Commencing on the date hereof and continuing throughout the Term, Landlord may, at its option, keep in force a policy or policies with loss payable to Landlord and its lenders, insuring the loss of the full rental and other charges payable by Tenant to Landlord under this Lease for one
               (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises if necessary to provide one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs, and other expenses, if any, otherwise payable by Tenant for the following twelve (12) month period.

     18.3. LIABILITY INSURANCE. Commencing on the date hereof and continuously during the entire term of the Lease, or such other time as Tenant occupies the Premises, Tenant shall keep in full force and effect a policy or policies of liability insurance for property damage and personal injury, with minimum limits of $1,000,000.00 for any occurrence within or about the Premises resulting in bodily injury or death of one person and consequential damages arising therefrom, and in an amount of not less than $1,000,000.00 for any occurrence within or about the Premises resulting in injury to or death of more than one person and consequential damages arising therefrom. Such policy shall also include coverage for liability assumed under this Lease as an "Insured Contract" for the performance of Tenant's indemnity obligations under this Lease.

     18.4.     INSURANCE PROCEEDS.  Unless this Lease is terminated pursuant to
               Section 21, all insurance proceeds relating to the damage or destruction of the Property shall be used by Landlord to pay all costs of repair and restoration of any portion of the Property damaged by an insured casualty. Notwithstanding the foregoing, Landlord shall have no duty to restore the Property or to pay over any insurance proceeds to the extend Landlord is required by the terms of any mortgage or deed of trust superior to this Lease to apply such proceeds to the debt secured thereby. Landlord shall by under no obligation to restore or replace any personal property or trade fixtures of Tenant located upon the Premises, unless gross damage to such items was caused by Landlord's or its agent's grossly negligent acts or omissions.

     18.5. GENERAL INSURANCE MATTERS. At Landlord's request made not more frequently than once every two years during the Term, the amount of casualty and liability insurance shall be updated to provide adequate coverage in accordance with then-current industry standards. Each policy shall name Landlord and Landlord's lenders as additional named insureds, as their interests appear, and shall contain a clause that the insurer shall not cancel or materially change said policies without giving Landlord and Landlord's lenders at least thirty (30) days prior written notice. Each policy shall contain a waiver of any co-insurance clause. Tenant shall deliver certificates of insurance evidencing the insurance required to be carried by Tenant hereunder to Landlord within ten (10) days of the Commencement Date, and thereafter, upon Landlord's reasonable request. Tenant shall provide Landlord with evidence of renewals or "insurance binders" evidencing renewal of all insurance to be maintained by Tenant at least thirty (30) days prior to the expiration of such policies. If Tenant fails to do so, Landlord may obtain such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant to Landlord upon demand and shall constitute Additional Rent. Any insurance policies required hereunder shall be written by insurance companies admitted and authorized to do business in the state I which the property is located, and rated A-IX by Best's Insurance Guide. If any policy of insurance to be maintained by either party shall contain a deductible clause, the deductible amount shall not exceed $1,000.00 per occurrence and the insured shall be liable for such deductible amount in the event of an insured loss. Tenant shall settle no claims under any policy of insurance required to be carried by either party under this Lease without the prior written approval of Landlord. If Lease is terminated pursuant to
               Section 21, all insurance proceeds relating to the damage or destruction of the Property shall be paid to Landlord.

19.  WAIVER OF SUBROGATION

     Landlord and Tenant hereby release each other from liability and waive all right of recovery against each other for any loss in or about the Premises or the Property from perils insured against by the insurance required hereunder, whether due to negligence or any other cause; provided that this Section shall be inapplicable if it would have the effect, of invalidating or reducing any insurance coverage required hereunder. Landlord and Tenant shall, at the request of the other, execute and deliver to the other a waiver of subrogation in form and content as required by the respective insurance carriers of each.

20.  WAIVER OF LIABILITY

     Landlord shall not be liable for injury or damage to the person or goods, wares, merchandise, or other property of Tenant, Tenant's employees, contractors, invitees, customers, or any other persons in or about the Property, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water, or rain, or from the breakage, leakage, obstruction, or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Property, or from other sources or places, and regardless of whether the cause of such damage or injury or the means or repairing the same is accessible to Tenant or not, except to the extent caused by the gross negligence, willful or wanton act of Landlord, its agents, employees, invitees, guests or contractors. Landlord shall not be liable for any damages arising from any act or negligence of any other Tenant of Landlord. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for injury to Tenant's business or for any loss of income or profit therefrom.

     By initialing below, Tenant agrees that the terms of this Section 20 have been explicitly negotiated between the parties and discussed with Tenant's legal counsel.

     Tenant _________________

21.  DAMAGE BY CASUALTY

     21.1. REPAIR AND RESTORATION. Subject to the provisions of Section 18.4., all insurance payments for damage to the Premises shall be held for the sole purpose of repairing, rebuilding and/or restoring the Premises with the exception that any payments from rent loss insurance carried by Landlord shall be retained by Landlord. If the Premises is damaged or destroyed by fire or other insured casualty such that the repair of such damage is reasonably estimated by Landlord not to exceed fifty percent (50%) of the then-fair market value of the Premises, Landlord shall promptly rebuild and restore the damaged area to its pre-existing condition. If Landlord reasonably estimates the cost of repairing such damage to the Premises to exceed fifty percent (50%) of the then-fair market value of the Premises, or if the Property is damaged by an uninsured casualty or Landlord is required to apply an insurance proceeds to amounts secured by a mortgage or deed of trust on the Property senior to this

               Lease, either party may elect to terminate this Lease upon thirty
               (30) days written notice to the other, given within thirty (30) days after such damage. If the Lease is not so terminated, the Property shall be repaired in the manner and subject to the conditions provided for above. Notwithstanding the foregoing, if the Building is damaged or destroyed by fire or other insured casualty such that the repair of such damage is reasonably estimated by Landlord to exceed ten percent (10%) of the then-fair market value of the Building, Landlord may terminate this Lease upon thirty (30) days written notice to Tenant.

     21.2. DAMAGE NEAR END OF TERM. Notwithstanding any contrary provision of Section 21.1, if at any time during the last six (6) months of the Term the Premises is damaged to an extent that Landlord reasonably estimates will cost more than one (1) month's installment of Minimum Rent to repair, whether or not an insured loss, Landlord may, at Landlord's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of the occurrence of such damage.

     21.3. RENTAL ABATEMENT. In the event of damage or destruction to the Premises or the Property which substantially affects Tenant's ability to operate its business, Minimum Rent shall be abated in the same proportion that Tenant's use of the Premises is adversely affected thereby, until the Premises or the Property (as the case may be) is repaired or restored.

22.  CONDEMNATION

     22.1. TOTAL TAKING. If all of the Property is taken by public or private condemnation or eminent domain or transferred under the threat thereof (hereinafter, a "Taking"), this Lease shall automatically terminate as of the date of any final condemnation judgment or as of the date possession is taken by the condemning party, whichever is earlier.

     22.2. SUBSTANTIAL TAKING. If a portion of the Building or access or parking related thereto is Taken such that, in Landlord's reasonable discretion, it is economically infeasible to continue to operate the Building, Landlord may terminate this Lease within twenty (20) days after such Taking by written notice to Tenant, effective thirty (30) days after the date of such notice.

     22.3.

          22.3.1. RESTORATION. If this Lease is not terminated upon a Taking as provided for above, Landlord shall, as far as economically feasible, promptly restore the Premises to a unit architecturally and functionally comparable to the unit existing just prior to such Taking (other than as to size), and this Lease shall continue, except that rent shall be adjusted to accommodate the change in size.

     22.4. ABATEMENT OF RENT. Commencing with the date on which Tenant is deprived of actual use of any portion of the Premises or Property b a Taking, the Minimum Rent shall be reduced by the percentage by which the fair market rental value of the Premises prior to such taking or damage.

     22.5. PROCEEDINGS. Landlord reserves all rights to an award for damages to the Premises or the Property resulting from any condemnation of the Property and Tenant hereby assigns to Landlord any right Tenant may have to such an award, provided that Tenant shall retain the right to receive compensation for the value of: (i) trade fixtures and personal property on the Premises, and (ii) any award for Tenant's interruption of business and moving expenses. Neither Landlord nor Tenant shall have the right to claim any portion of the condemnation of the condemnation award separately allocated to the other party, except as stated above.

23.  ASSIGNMENT AND SUBLETTING

     23.1. NO ASSIGNMENT OR SUBLETTING WITHOUT CONSENT. Tenant may not assign this Lease or otherwise convey, transfer, or sublet any interest herein without Landlord's prior written consent. Landlord shall not unreasonably withhold such consent, but Tenant agrees that the business experience, reputation and net worth of any proposed transferee may be appropriately considered by Landlord. Tenant agrees that Landlord may condition its approval of an assignment or sublease by requiring amendments to this Lease as Landlord may reasonably deem necessary or appropriate to protect its interests with respect to such proposed assignee or subtenant. [Insert 23.1]

     23.2. RECAPTURE. Tenant shall pay Landlord any consideration of any kind received by Tenant with respect to any sublease or assignment of the Premises by Tenant to the extent that such consideration exceeds the Minimum Rent.

     23.3. NO RELEASE. The consent of Landlord to an assignment, sublease, or other transfer to, or occupation of the Premises by, any person or entity other than

               Tenant shall not discharge any liability of Tenant under this Lease, nor shall such consent be deemed a consent to any subsequent transfer to any other party. Any transfer without Landlord's prior consent shall, at Landlord's option, be void.

     23.4. LANDLORD'S EXPENSES. Tenant shall pay Landlord's reasonable legal costs and other expenses incurred with respect to any transfer, consent to transfer, or consideration of transfer described above.

24   NO MERGER

     Unless specifically stated otherwise in writing by Landlord, the voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof, or termination hereof by Landlord for breach by Tenant, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Landlord shall, in the event of any such surrender, termination, or cancellation, have the option to continue any one or all of such existing lesser interests. Landlord's failure within ten (10) days following any such event to give written notice to the contrary to the holder of any such lesser interests shall constitute Landlord's election to terminate such interest.

25.  DEFAULT

     25.1. TENANT'S DEFAULT. The occurrence of any one or more of the following shall be an Event of Default by Tenant under this
               Lease:

               25.1.1. PAYMENT. The failure by Tenant to make any payment of Minimum Rent, Additional Rent, or any other payment required to be made by Tenant hereunder, as and when due.

               25.1.2. INSURANCE AND BONDS. The failure of Tenant to provide Landlord with any evidence of insurance or bonds as and when required under this Lease.

               25.1.3. GENERAL FAILURE. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease or of the Lease Termination Agreement between Landlord and Tenant of even date herewith (the "Lease Termination Agreement"), or of the Settlement Documents (as that term is defined in the Lease Termination Agreement) to be observed or performed by Tenant.

               25.1.4. INSOLVENCY. The insolvency of Tenant, its failure to pay its debts in the ordinary course of business, or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt (unless in the case of a petition filed against Tenant, the same is dismissed within 60 days) or a petition for reorganization or arrangement under any law relating to bankruptcy or the reorganization of the debts of individuals or corporations, or the appointment of a trustee or a receiver to take possession of substantially all Tenant's assets located on the Premises or of Tenant's interest in this Lease.

               25.1.5. NO NOTICE FOR MONETARY DEFAULTS. Tenant shall not be in default until 10 days after notice of a monetary default has been given by Landlord to Tenant.

               25.1.6 NOTICE FOR NONMONETARY DEFAULTS. Landlord shall give Tenant fifteen (15) days notice and opportunity cure any default of more than fifteen (15) calendar days, then Tenant shall have such longer period to cure such default as is reasonably necessary, provided Tenant commences such cure within said fifteen (15) calendar day period and thereafter diligently prosecutes such cure to completion within thirty (30) days after receipt of Landlord's notice. If a cure is not completed within (30) days after notice from Landlord, Landlord may immediately pursue any remedy available to it under the Lease upon the expiration of such period.

     25.2. NOTICES CONCURRENT. Any notice and opportunity to cure to be given by Landlord under the terms of this Lease shall run concurrently with any such notice or cure rights provided for under any applicable statute authorizing the forfeiture of leases for unlawful detainer, and the failure of Tenant to cure any default within the greater of the two such periods shall constitute both an unlawful detainer and a breach of this Lease.

     25.3 LANDLORD'S DEFAULTS. The occurrence of any one or more of the following shall be an Event of Default by Landlord under this
               Lease:

               25.3.1. GENERAL FAILURE. Failure to perform any of the obligations of Landlord under this Lease if not cured within (10) calendar days after written notice by Tenant to Landlord; provided, that if the nature of Landlord's breach or obligation is such that more than ten (10) calendar days are required for cure of performance, then

                    Landlord shall not be in default if it commences to cure within said ten (10) calendar day period and thereafter diligently prosecutes the same to completion within thirty
                    (30) days after Tenant's notice.

          25.3.2. NOTICE TO LENDER. Tenant shall give any lender of Landlord holding a security interest in the Property whose name and address have been furnished to Tenant in writing for such purpose thirty (30) days notice and opportunity to cure any default of Landlord before invoking any remedies Tenant may have by reason thereof.

26.  REMEDIES

     26.1. LANDLORD'S REMEDIES. Following any Event of Default defined above that remains uncured beyond any applicable grace period, Landlord may thereafter exercise any of the following remedies, all of which remedies shall, to the greatest extent possible, be cumulative, such that exercise of one shall not exclude any other.

               26 1.1. TERMINATE LEASE. Terminate the Lease and Tenant's right to possession of the premises by any lawful means and upon such notice as may be required hereunder and by law, in which case this Lease shall terminate and Tenant shall surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all past due Minimum Rent, Additional Rent and other payments due hereunder plus the amount of the brokerage commission paid by Landlord with respect to this Lease attributable to the then-unexpired Term, plus the value at the time of award of the amount by which the unpaid Minimum Rent, Additional Rent and other payments due hereunder for the balance of the Lease term after the time of such award (discounted to present value at the discount rate of the Federal Reserve Bank of San Francisco plus one
                         (1) percent) exceed the amount of such loss for the same period that Tenant proves Landlord could have avoided through reasonable attempts at mitigation. Unpaid installments of Minimum Rent, and unpaid Additional Rent, and any other sums due Landlord shall bear Interest from the date such sums are payable to Landlord, in addition to any late charge other fee levied with respect to such amounts.

               26.1.2. CONTINUE LEASE. Continue the Lease in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the Minimum Rent, Additional Rent, and any other payments due hereunder as they become due and/or relet the Premises in Tenant's or Landlord's name, enter the Premises and incur expenses to remove all persons and property from the Premises, and to restore the same at Tenant's risk and expense, to put the Premises in Tenantable condition and to alter or improve the same as required or any new Tenant, or remedy any other default of Tenant, and to obtain a new Tenant (including all brokerage fees related to such new lease), which costs and expenses shall be considered Additional Rent, and shall become due and payable by Tenant, with Interest from the date such expenses are incurred; provided, that Landlord shall use reasonable diligence to relet the Premises in order to mitigate Landlord's damages. Notwithstanding that Landlord may elect to keep this Lease in force, Landlord may thereafter terminate the Lease for any previous default that remains uncured or for any subsequent default.

               26.1.3. LANDLORD'S RIGHT TO CURE. If Tenant defaults in the performance of any of its obligations hereunder, Landlord may, at its option (but without obligation to do so), pay such amounts or perform such obligations as required to cure any defaults of Tenant, all on behalf of and at the expense of Tenant and under protest if requested by Tenant, and may do all necessary work and make all necessary payments in connection therewith, including but not limited to, the payment of any reasonable attorney's fees, costs, or charges in connection with any legal action which may have been brought. Tenant shall pay Landlord the amount so paid by Landlord upon demand, with Interest from the date of payment, all of which shall be Additional Rent.

               26.1.4. OTHER REMEDIES; FURTHER DAMAGES. Pursue any other remedy available to Landlord at law or equity, including the right to recover any other amount necessary to compensate Landlord for all reasonably foreseeable damages proximately caused by the Tenant's failure to perform its obligations under this Lease.

     26.2 TENANT'S REMEDIES. Upon a default by Landlord that remains uncured for any applicable grace period, Tenant shall have the right, but not the obligation, to incur any cost or make any expenditure reasonably necessary to cure Landlord's default, in which case Landlord shall reimburse Tenant for any expenditure made or cost incurred with Interest from the date of such expense. Tenant shall also have the right to sue Landlord for damages and declaratory or injunctive relief. Tenant shall have no right to cancel this Lease due to a default of Landlord under this Lease or any other reason, other than for a breach of Landlord's covenant of quiet enjoyment set forth herein.

27.  SURVIVAL

     Any obligations or liability of Tenant or Landlord accruing prior to the expiration or sooner termination of this Lease shall survive such termination or expiration.

28.  MEMORANDUM OF LEASE

     This Lease shall not be recorded, but at the request of either party a Memorandum of Lease setting forth the Term hereof and such other provisions as may be reasonably acceptable to both parties shall be executed and acknowledged by the parties and recorded in the county where the Property is located. The party requesting such memorandum shall pay all costs of recording such memorandum and the other party's reasonable attorneys' fees required to review such memorandum.

29.  SUBORDINATION AND NONDISTURBANCE

     29.1. CONDITIONS. If any current or future holder of a mortgage, deed of trust, or other consensual lien (a "Security Device") on the Property requires that this Lease be subordinate thereto, Tenant shall, upon the request of Landlord in writing, subordinate this Lease to the Security Device and agrees to attorn to the holder thereof if requested to do so by such holder, provided said holder executes an agreement with Tenant, substantially providing that (i) in the event of foreclosure of the lien of said Security Device, Tenant's possession of the Premises including any options to extend the Term hereof, shall remain undisturbed so long as Tenant is not in default beyond any applicable grace period hereunder, and that (ii) Tenant may remove Tenant's trade fixtures from the Premises in accordance with the provisions of this Lease. If any security device held by such lender, the lender shall give written notice thereof to Tenant, and this lease shall thereupon be deemed prior to such security device, notwithstanding the relative dates of documentation or recording thereof or any prior subordination of this Lease to such lien.

     29.2 AGREEMENT. Subject to the conditions set forth above, Tenant agrees to execute and deliver to Landlord within fourteen (14) business days after receipt thereof, any instruments necessary or proper to effect a subordination complying with this article. [Insert 29.3]

35.  VENUE AND JURISDICTION

     The parties agree that any suit, arbitration, action or other legal proceeding arising out of or relating to this Lease may, at the option of Landlord, be brought in a federal or state court located in the county in which the Property is located. The parties consent to the jurisdiction of each such court in any such suit, action or proceeding, and waive any objection either may have as to the venue of any such suit, action or proceeding in any such court. Alternatively, Landlord may institute suit against Tenant in any other jurisdiction in which Tenant is subject to suit.

36.  MISCELLANEOUS PROVISIONS

     36.1. SEVERABILITY. If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid and unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each remaining term and provision of this Lease shall be valid and be enforced to the extent permitted by law.

     36.2. TIME OF ESSENCE. Time is of the essence of this Lease. The failure of a party to insist upon a strict performance of any of the terms, conditions and covenants herein or to exercise any remedy available to it shall not be deemed a waiver of any rights or remedies that said party may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions, and covenants herein contained.

     36.3 COUNTERPARTS. This agreement may be signed in counterparts, but when so signed shall constitute but one and the same agreement. This Lease may be delivered by facsimile transmission. The party so delivering a document will deliver the original of such document by overnight courier within two (2) business days thereafter.

     36.4. CONSENTS. No consent or approval of either Landlord or Tenant required or contemplated under this Lease shaft be unreasonably withheld or delayed.

     36.5. RULES AND REGULATIONS. Landlord shall have the right to make reasonable, nondiscriminatory rules and regulations relating to the use of the Common Areas of the Property and the parking located thereon, and to amend the same from time to time on reasonable notice to Tenant. Tenant shall observe such rules and regulations. [Insert 36.5]

     36.6 AMENDMENTS. No change in the provisions of this Lease shall be effective unless made in writing and signed by the parties to this Lease and approved by the holder of any mortgage or deed of trust against the Property if such consent is required by any agreement of Landlord and such Lender.

     36.7. ENTIRE AGREEMENT. There are no verbal or other agreements, representations, or warranties of the parties (unless attached hereto or specifically referred to herein) that modify, supplement, or affect this Lease. This lease supersedes any and all prior agreements executed by or on behalf of the parties hereto regarding Tenant's occupancy of the Premises. The covenants and conditions contained in this Lease run with the Property and are binding on and inure to the benefit of the parties and their respective heirs, successors and assigns.

     36.8. FORCE MAJEURE. Notwithstanding anything in this Lease to the contrary, Landlord and Tenant shall not be deemed to be in default in respect of the performance of any of the terms covenants and conditions of this lease if any such failure or delay is due to any strike, lockout, civil commotion, warlike operation, invasion, rebellion, hostilities, military or usurped power, sabotage, Act of God, or other cause beyond the reasonable control of Landlord or Tenant, provided, however, that this provision shall not excuse any obligation of Landlord or Tenant to make any payment due to the other or to any third party, including, but not limited to, Maximum Rent or Additional Rent.

     36.9. BROKERAGE COMMISSION. Each party represents and warrants to the other party that Teutsch Partners was the sole agent involved in this transaction. Landlord shall pay said agent a leasing commission equal to five percent (5%) of the total lease value, half upon lease signing and half upon Tenant's occupancy. This fee shall be paid in two components, the first portion being paid over the gross rental for the first 16 months of the Lease Term. The balance shall be paid within 15 days of Tenant indicating its intention to continue its occupancy in the building by not exercising it's option to terminate the Lease after October 1, 1997. In the event Landlord does not pay the balance by said date, then Tenant shall have the right to make its monthly rental payments directly to Teutsch Partners until the balance is paid.

     36.10. PREVAILING LAW. This Lease shall be governed by the laws of the state in which the Property is located, as they exist from time to time, and by any applicable federal law.

     36.11 NO THIRD PARTY BENEFICIARIES. Unless otherwise expressly specified herein, this Lease shall not be construed to be for the benefit of any third party.

     36.12. CONSTRUCTION. Landlord and Tenant have participated equally in the negotiation of this Lease. This Lease shall be construed without regard to which party drafted any particular clause under consideration.

     36.13. HEADINGS. The paragraph headings are not part of this Lease and shall not be considered in construing the provisions hereof.

38.  SECURITY AND/OR DAMAGE DEPOSIT
     Concurrently with Tenant's execution of this Lease, Tenant has deposited with Landlord $9375.33. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this sum in default, or for deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand thereof, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within ten (10) days following expiration of the Lease Term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

     Tenant will at all times maintain with the Landlord on deposit a sum equal to one month's rent for the purposes of this paragraph.

     Landlord hereby acknowledges receipt of ____________________________ DOLLARS ($___________) for the security deposit.

     Executed as of the date first above written.

LANDLORD                                TENANT

DAVID & NANCY EDELSTEIN


By:_________________________________         By_______________________
     David A. Edelstein
                                             Title:______________________
                                             For:  The Cobalt Group, Inc.

By:_________________________________
     Nancy Edelstein

                                       LANDLORD

STATE OF WASHINGTON )
                    )SS
COUNTY OF KING      )


     On this _____ day of ________________, 199_, before me the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared DAVID A. EDELSTEIN, to me known to be the person who signed the within and foregoing instrument, and acknowledged said instrument to be his/her free and voluntary act and deed for the uses and purposes therein mentioned.

                                   _________________________________
                                   NOTARY PUBLIC in and for the State of
                                   Washington, residing at_____________
                                   My Appointment Expires____________



STATE OF WASHINGTON )
                    ) SS
COUNTY OF KING      )


     On this _____ day of _________________, 199_, before me the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared NANCY JO EDELSTEIN, to me known to be the person who signed the within and foregoing instrument, and acknowledged said instrument to be his/her free and voluntary act and deed for the uses and purposes therein mentioned.


                                   _________________________________
                                   NOTARY PUBLIC in and for the State of
                                   Washington, residing at______________
                                   My Appointment Expires_____________

                                       TENANT


STATE OF WASHINGTON )
                    ) SS
COUNTY OF KING      )


     On this _____ day of _________________, 199_, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared _______________________________ to me known to be the person who signed the within and foregoing instrument, and acknowledged said instrument to be his/her free and voluntary act and deed for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.



                                   _________________________________
                                   NOTARY PUBLIC in and for the State of
                                   Washington, residing at______________
                                   My Appointment Expires:____________

                                     EXHIBIT A

Lots 1 and 4, Block 43, Addition to the Town of Seattle as laid out by A.A. Denny (commonly known as A.A. Denny's 6th Addition to the City of Seattle), according to the Plat recorded in Volume I of Plats, page 99, in King County, Washington; except the westerly 9 feet thereof condemned for First Avenue in King County Superior Court Cause No. 7092, as provided by Ordinance No. 1129 of the City of Seattle.

                                      Exhibit B

Third Floor Plan

                                     Exhibit C

                                 Amendment to Lease
                             Dated September ____, 1996
                                For The Cobalt Group
                          At the First and Lenora building


SPACE POCKET. (Insert 2.6)

Tenant shall have the right to reduce the amount of office space and corresponding rent by as much as approximately 5,536 Rentable Square Feet (RSF) by designating space pockets throughout the premises. Tenant shall have the right to absorb 5,536 RSF of pocket spaces on an incremental or office-by-office basis. Tenant will commence paying rent on a portion of the pocketed space by absorbing 2,036 RSF at the end of the sixth (6th) month of the Lease Term and the remaining 3,500 RSF at the end of the sixteenth (16th) month of the Lease Term or upon active use of the space, whichever occurs first.

RIGHT TO CANCEL. (Insert 2.7)

Tenant shall have the right to cancel this Lease after the end of the sixteenth
(16th) month of the Initial Lease Term by providing Landlord written notice of its intent by no later than October 1, 1997. In the event Tenant chooses to terminate, then a cancellation fee equal to $9,375.33 shall accompany the written notice.

RIGHT OF FIRST REFUSAL. (Insert 2.8)

Tenant shall have a right of first refusal for the approximately 4,000 Rentable Square Feet in the southeast corner of the second floor described herein as Exhibit D. Upon receipt of a legitimate offer from an outside party for the space, Landlord shall provide Tenant five (5) business days with which to declare its intention to lease said space. If Tenant elects to lease this space, all terms and conditions of the Initial Lease shall apply on a prorated basis, as necessary.

TITLE, AUTHORITY, AND QUIET ENJOYMENT. (Insert 5.4)

Notwithstanding anything contained herein to the contrary, Landlord, its agents, employees or contractors' entry onto the Premises, or any repair or work performed thereon as provided under this Section shall not in any way materially or unreasonably affect or interrupt with Tenant's use, business or operations on the Premises or obstruct the visibility or ingress and egress of the Premises. In the event of such substantial and material interference, Landlord shall first obtain the written consent of Tenant which consent shall not be unreasonably withheld, with the exception in case of emergency. Landlord shall be liable for any damage or injury to persons or property caused by any grossly negligent, willful, or wanton act of Landlord, its agents, employees, invitees, guests or contractors resulting from its and/or their entry onto or the repair or any other work performed. Landlord shall give Tenant no less than forty-eight (48) hour's notice before any entry hereunder, unless an emergency requires shorter notice.

USE OF COMMON AREAS. (Insert 6.1.1.)

Tenant and its officers, employees, agents, contractors, customers and invitees shall have and Landlord hereby grants a irrevocable license (in common with the other tenants of the Property and their employees, agents, customers and other invitees) to use the common areas of the Property for the intended purposes (e.g. parking, access, ingress and egress).

ACCEPTANCE OF PREMISES. (Insert 6.2)

Notwithstanding anything contained herein to the contrary, Landlord represents, to the best of the Landlord's knowledge, all structural parts, including but not limited to foundation, roof, exterior walls, plumbing and electrical systems of the Premises and Building, and any work constructed or caused to be constructed by Landlord (except any additions, alterations or improvements made or caused to be made by Tenant that constitute structural parts of the Premises or the Building), meet and comply with federal, state, and local laws, ordinances and regulations and are in good sanitary order, condition and repair at delivery of the Premises to Tenant. Landlord shall promptly correct any latent defects as they become known. Landlord shall disclose any known conditions that would adversely affect use as contemplated by this Lease.

UTILITIES. (Insert 12.3)

Tenant shall have the right to sufficient utilities and ventilation necessary to support its intended use of the Premises. Nothing contained herein precludes Tenant from seeking recovery of any and all damages suffered and losses incurred (including but not limited to loss of business) due to an interruption of utilities for a period greater than forty-eight (48) hours if such interruption was caused by the intentional or grossly negligent act of Landlord or its agents, employees, contractors or invitees. If any such interruption continues for a period of excess of one hundred twenty (120) days, in addition to any other rights Tenant may have, Tenant shall have the right to terminate this Lease.

UTILITIES (Insert 12.5)

Landlord shall pay before delinquent all Utilities Expenses, Taxes, and the cost of any insurance to be carried hereunder by Landlord and which are Landlord's responsibility per paragraph 12.

DAMAGE BY CASUALTY. (Insert 21.4)

Notwithstanding anything to the contrary contained in this Lease, in the event of damage or destruction to the Premises or the Building, Tenant shall have the night to terminate under the following conditions: (a) the damage is such that the Premises cannot be (or are not) restored within one hundred eighty (180) days from the date of damage; (b) damage or destruction is caused by a peril not required to be insured against hereunder; or (c) the damage or destruction occurs during the last six (6) months of the Term (or any Extension Term) and Tenant has not previously exercised any option rights it may for succeeding extension or renewal terms.

ASSIGNMENT AND SUBLETTING. (Insert 23.1)

Notwithstanding the foregoing, Tenant may, without Landlord's prior written consent, sublet all or any portions of the Premises or assign the Lease to (i) a parent, subsidiary, affiliate, division, or corporation controlling, controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization or government action; or (iii) a purchaser of substantially all of the Tenant's assets located in the Premises, provided that, as of the date of such transfer, the purchaser has the reasonable financial ability to perform its obligations with respect to this Lease and/or the Premises. For the purpose of the Lease, any sale or transfer of Tenant's capital stock through any exchange, or redemption or issuance of additional stock of any class shall not be deemed an assignment, subletting or any other transfer of the Lease or the Premises.

SUBORDINATION AND NON-DISTURBANCE. (Insert 29.3)

Notwithstanding anything contained herein to the contrary, Tenant's subordination and attornment under this Article shall be conditioned upon such transferee, purchaser, landlord, mortgagee, or beneficiary executing and providing Tenant with a non-disturbance agreement preserving Tenant's rights and leasehold interest under the Lease. Execution of any instruments required under this Article shall not diminish or affect in any way Tenant's rights or remedies under the Lease against Landlord or any other third party claiming under, by or through Landlord.

MISCELLANEOUS PROVISIONS. (Insert 36.5)

All rules and regulations shall be equally applicable to all tenants. The Lease provisions shall control and supersede any contradictory or inconsistent provisions contained in the rules and regulations. Landlord shall provide reasonable advance notice of any modifications or additions to the rules and regulations, and such modifications or additions shall not materially, or unreasonably interfere with Tenant's conduct of its business or Tenant's use or enjoyment of the Premises, and shall not require payment of additional rent or the incurring of any other costs and expenses.

                                      Exhibit D

Floor Plan

STATE OF ________________     )
                              )ss
COUNTY OF ______________      )

     On this _________ day of ____________, 1998, before me personally appeared ______________________, to me known to be the _______________________ of THE
COBALT GROUP, INC., a Washington corporation, which executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of said partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                   ___________________________________
                                   Notary Public
                                   Commission Expires: ________________